UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2018 (January 30, 2018)

J. Alexander’s Holdings, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-37473	47-1608715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, TN		37203
(Address of Principal Executive Offices)		(Zip Code)

(615) 269-1900

Registrant’s telephone number, including area code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02	Termination of a Material Definitive Agreement

On February 1, 2018, that certain Agreement and Plan of Merger, dated August 3, 2017, by and among J. Alexander’s Holdings, Inc., a Tennessee corporation (the “Company”), J. Alexander’s Holdings, LLC, a Delaware limited liability company, Nitro Merger Sub, Inc., a Tennessee corporation, Cannae Holdings, LLC f/k/a Fidelity National Financial Ventures, LLC, a Delaware limited liability company, Fidelity Newport Holdings, LLC, a Delaware limited liability company, and 99 Restaurants, LLC, a Delaware limited liability company (the “Merger Agreement”) was terminated by the parties pursuant to Section 9.1(b)(iii) thereof as a result of the failure to obtain the requisite shareholder vote as further described below.

Item 2.02	Results of Operations and Financial Condition.

On February 1, 2018, the Company issued a press release announcing preliminary unaudited net sales results for the Company and its subsidiaries for its fiscal year and fourth quarter ended December 31, 2017. A copy of the press release is being furnished as Exhibit 99.1.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 30, 2018, the Company convened its special meeting of shareholders (the “Special Meeting”) to consider and vote upon the following matters:

(1)	a proposal to adopt the Merger Agreement (the “Merger Proposal”);

(2)	a proposal to approve the transactions contemplated by the Merger Agreement by the holders of the outstanding shares of common stock of the Company that constitute “qualified shares” within the meaning of Section 48-18-704 of the Tennessee Business Corporation Act (such shares the “Qualified Shares”, and such proposal the “Qualified Shares Proposal”);

(3a)	a proposal to approve an amendment of the Amended and Restated Charter of the Company (the “Charter”) to (i) reclassify the Company’s common stock as Class A Common Stock and (ii) authorize a new class of Class B Common Stock (the “Reclassification Proposal”);

(3b)	a proposal to approve an amendment of the Charter to increase the number of authorized shares of capital stock of the Company (the “Authorized Shares Proposal”);

(4)	a proposal to approve an amendment of the Charter to provide that, following the completion of the transactions, the Company’s capital stock will no longer be subject to the Tennessee Control Share Acquisition Act (the “CSAA Proposal”); and

(5)	a proposal that would permit the Company’s Board of Directors (the “Board”), if necessary or advisable, to adjourn the Special Meeting to solicit additional proxies if there are not sufficient votes to approve the other proposals to be submitted for a vote at the special meeting (the “Adjournment Proposal”).

As of the record date for the Special Meeting, 14,695,176 shares of the Company’s common stock were outstanding (the “Outstanding Shares”). At the time the Special Meeting was convened, approximately 13,209,568 shares of the Company’s common stock, representing approximately 89.89 % of the outstanding shares of the Company’s common stock entitled to vote as of the record date for the Special Meeting, were represented by person or by proxy, which constituted a quorum and approximately 11,000,609 Qualified Shares, representing approximately 88.10% of the Qualified Shares entitled to vote as of the record date for the Special Meeting, were represented by person or by proxy, which constituted a quorum of Qualified Shares.

At the Special Meeting on January 30, 2018, only Proposal 5 was submitted for a vote of the shareholders and the Board determined it advisable to adjourn the Special Meeting to solicit additional proxies because there were not sufficient votes to approve all other proposals to be submitted for a vote at the Special Meeting.

The final voting results for the vote on Proposal 5 as called and recorded at the Special Meeting on January 30, 2018 are set forth below:

Proposal 5 – Adjournment Proposal. The Merger Proposal required the affirmative vote of the holders of a majority of the shares of common stock of the Company cast at the special meeting and therefore was approved. The vote was as follows:

For	Against	Abstain
7,429,145	5,729,453	50,972

No vote was called on Proposals 1, 2, 3a, 3b, or 4 on January 30, 2018 and the Special Meeting was adjourned to February 1, 2018. The record date for the Special Meeting did not change.

The Special Meeting was reconvened on February 1, 2018. At such time, approximately 13,259,423 shares of the Company’s common stock, representing approximately 90.23% of the outstanding shares of the Company’s common stock entitled to vote as of the record date for the Special Meeting, were represented by person or by proxy, which constituted a quorum and approximately 11,050,466 Qualified Shares, representing approximately 88.50% of the Qualified Shares entitled to vote as of the record date for the Special Meeting, were represented by person or by proxy, which constituted a quorum of Qualified Shares.

Proposals 1, 2, 3a, 3b, and 4 were then submitted for a vote of the shareholders. The final voting results for the proposals submitted to a vote at the Special Meeting as reconvened on February 1, 2018 are set forth below:

Proposal 1 – Merger Proposal. The Merger Proposal required the affirmative vote of the holders of a majority of the Outstanding Shares and therefore was approved. The vote was as follows:

For	Against	Abstain
7,455,036	5,753,055	51,332

Proposal 2 – Qualified Shares Proposal. The Qualified Shares Proposal required the affirmative vote of holders of a majority of Qualified Shares cast at the Special Meeting and therefore was not approved. The vote was as follows:

For	Against	Abstain
5,238,657	5,752,136	59,673

Proposal 3a – Reclassification Proposal. The Reclassification Proposal required the affirmative vote of holders of a majority of the Outstanding Shares and therefore was approved. The vote was as follows:

For	Against	Abstain
7,454,309	5,752,126	52,987

Proposal 3b – Authorized Shares Proposal. The Authorized Shares Proposal required the affirmative vote of holders of a majority of the Outstanding Shares and therefore was approved. The vote was as follows:

For	Against	Abstain
8,310,515	4,889,087	59,819

Proposal 4 – CSAA Proposal. The CSAA Proposal required the affirmative vote of holders of 66 2/3% of the Outstanding Shares and therefore was not approved. The vote was as follows:

For	Against	Abstain
7,456,412	5,748,360	54,650

Under the Merger Agreement, as amended, the completion of the transactions was conditioned on approval of Proposals 1, 2, 3a, and 3b. While Proposals 1, 3a, and 3b were approved, Proposal 2 was not approved and therefore the transactions will not be completed. As described in Item 1.02 above, the Company terminated the Merger Agreement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The preliminary sales figures in this release are unaudited and are estimates. They represent the most current information available to management, as the Company’s financial closing procedures for the quarter and year ended December 31, 2017 are not yet complete. These estimates are not a comprehensive statement of the Company’s financial results for the period, and the Company’s actual results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, final adjustments, audit procedures and other developments arising between now and the time that the Company’s financial results for the period are finalized.

The information set forth in this release contains forward-looking statements. These forward-looking statements may be identified by their use of terms and phrases such as “estimate,” “expect” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s unaudited preliminary estimates of the sales results for the quarter and year ended December 31, 2017 and statements regarding future development plans. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to, the finalization of the Company’s financial statements for the year ended December 31, 2017, and development risks, and other risks described in our Annual Report on Form 10-K for the year ended January 1, 2017, and our other filings. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason or to conform the statement to actual results or changes in the Company’s expectations.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1      Press Release issued by J. Alexander’s Holdings, Inc., dated February 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. ALEXANDER’S HOLDINGS, INC. (Registrant)

Date: February 2, 2018	By:	/s/ Mark A. Parkey
Mark A. Parkey Chief Financial Officer & Executive Vice President

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